================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) November 5, 2004

                                TEREX CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Delaware                      1-10702                34-1531521
--------------------------------------------------------------------------------
  (State or Other Jurisdiction          (Commission             (IRS Employer
        of Incorporation)              File Number)          Identification No.)



  500 Post Road East, Suite 320, Westport, Connecticut            06880
--------------------------------------------------------------------------------
        (Address of Principal Executive Offices)               (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
                                                           --------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

Item 8.01.  Other Events.

     Terex Corporation ("Terex") issued a press release on November 5, 2004, announcing that it is participating in the Robert W. Baird Annual Industrial Conference at The Four Seasons Hotel in Chicago, Illinois on Tuesday, November 9, 2004. The meeting will include a presentation by Brian Henry, Senior Vice President Finance, Business Development of Terex, and Tom Gelston, Terex's Director of Investor Relations. A live webcast of this presentation will be available at 7:45 a.m. (CDT) on November 9, 2004 on Terex's website, www.terex.com, under the Investors section. A replay of this webcast will also be available at the same website for ninety days following the live webcast.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 5, 2004


                                        TEREX CORPORATION


                                        By:  /s/ Eric I Cohen
                                             Eric I Cohen
                                             Senior Vice President







                                     - 2 -